UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  January 7, 2009

WELLQUEST MEDICAL & WELLNESS CORPORATION
(Exact name of registrant as specified in charter)

Oklahoma	333-149260	20-1842879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 SE Macy Rd, #18, Bentonville, Arkansas	72712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 845-0880

Copies to:
Gregory Sichenzia, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On January 7, 2009, Tullius Taylor Sartain & Sartain LLP, the prior independent registered public accounting firm of WellQuest Medical & Wellness Corporation (the “Company”), and Hogan & Slovacek, P.C. merged their operations to become HoganTaylor, LLP (“Hogan Taylor”).  The respective employees, partners and shareholders of the merged firms have become employees and partners of Hogan Taylor which will continue the practices of each of the merged firms.  Consequently, Hogan Taylor has assumed the role of the independent registered public accounting firm of the Company, subject to the approval or ratification of the Company.

As this is a combination of the two existing accounting firms and their respective practices, there was no resignation of the predecessor firm.  Also, as this is a newly created firm, there have been no pre-engagement consultations or contacts with Hogan Taylor.

The reports of Tullius Taylor Sartain & Sartain LLP regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the years ended December 31, 2007 and 2006, and during the period from December 31, 2007 through January 7, 2009, there were no disagreements with Tullius Taylor Sartain & Sartain LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tullius Taylor Sartain & Sartain LLP would have caused it to make reference to such disagreement in its report.

The Company provided Hogan Taylor as the successor to Tullius Taylor Sartain & Sartain LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Hogan Taylor, as such successor, furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated January 9, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from HoganTaylor, LLP

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLQUEST MEDICAL & WELLNESS CORPORATION

Dated: January 9, 2009	By:	/s/ GREG PRIMM
Name: Greg Primm
Title: Chief Financial Officer

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